UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 27, 2008

(Date of earliest event reported)

KODIAK OIL & GAS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 592-8075

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 27, 2008, Kodiak Oil & Gas Corp. (the “Company”) issued a press release announcing that it will be presenting at the 2008 Independent Petroleum Association of America’s Oil and Gas Investment Symposium in New York on April 7, 2008 and attending the 36th Annual Howard Weil 2008 Energy Conference in New Orleans on April 9, 2008 and April 10, 2008.  A copy of the materials that the Company will present at the conferences is attached as Exhibit 99.1 and incorporated herein by reference and a copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
99.1	Materials to be presented at conferences in April 2008.
99.2	Press release of Kodiak Oil & Gas Corp. dated March 27, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

By:	/s/ James P. Henderson
James P. Henderson Chief Financial Officer

Date: April 1, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Materials to be presented at conferences in April 2008.
99.2	Press release of Kodiak Oil & Gas Corp. dated March 27, 2008.